Exhibit 99.1


          LifePoint Hospitals Reports Solid First Quarter 2006 Results

    BRENTWOOD, Tenn.--(BUSINESS WIRE)--April 27, 2006--LifePoint Hospitals, Inc. (NASDAQ: LPNT) today announced results for the first quarter ended March 31, 2006. The Company's consolidated results include the operations of Province hospitals subsequent to the combination date of April 15, 2005.
    For the first quarter ended March 31, 2006, revenues from continuing operations were $589.6 million, up 116.8% from $272.0 million for the same period a year ago. Income from continuing operations for the quarter was $33.8 million, or $0.60 per diluted share, compared with income from continuing operations of $25.8 million, or $0.63 per diluted share, for the prior-year period. Net income for the quarter was $38.1 million, or $0.68 per diluted share, compared with net income of $25.8 million, or $0.63 per diluted share, for the prior-year period. The results of the first quarter of 2006 include a $0.07 gain per diluted share related to the sale of Smith County Memorial Hospital. During the first quarter of 2006, Smith County Memorial Hospital was reclassified to discontinued operations for all periods presented.
    In commenting on the first quarter results, Kenneth C. Donahey, chairman, president and chief executive officer of LifePoint Hospitals, said, "We are pleased with our first quarter performance, which we view as a strong start for 2006. We appreciate the support of our loyal stockholders, and we look forward to continuing to implement our proven strategy during 2006. We are deeply focused on our core competencies and will remain focused on our long-term results."
    A listen-only simulcast, as well as a 30-day replay, of LifePoint Hospitals' first quarter conference call will be available on line at www.lifepointhospitals.com and www.earnings.com on April 28, 2006, beginning at 10:00 a.m. Eastern Time.
    LifePoint Hospitals, Inc. is a leading hospital company focused on providing healthcare services in non-urban communities. Of the Company's 51 hospitals, 49 are in communities where LifePoint Hospitals is the sole community hospital provider. LifePoint Hospitals' non-urban operating strategy offers continued operational improvement by focusing on its five core values: delivering compassionate, high quality patient care, supporting physicians, creating excellent workplaces for its employees, providing community value and ensuring fiscal responsibility. Headquartered in Brentwood, Tennessee, LifePoint Hospitals is affiliated with approximately 19,000 employees.

    Important Legal Information

    This release includes forward-looking statements based on current management expectations. Numerous factors exist which may cause results to differ from these expectations. Many of the factors that will determine LifePoint Hospitals' future results are beyond LifePoint Hospitals' ability to control or predict with accuracy. Such forward-looking statements reflect the current expectations and beliefs of the management of LifePoint Hospitals, are not guarantees of performance of LifePoint Hospitals, and are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results to differ from those described in the forward-looking statements. These forward-looking statements may also be subject to other risks and uncertainties, including, without limitation, (i) the possibility that problems may arise in successfully integrating the businesses of LifePoint Hospitals and Province and achieving cost-cutting synergies or the ability to acquire hospitals on favorable terms and complete budgeted capital improvements successfully; (ii) reduction in payments to healthcare providers by government and commercial third-party payors, as well as changes in the manner in which employers provide healthcare coverage to their employees; (iii) the possibility of adverse changes in, and requirements of, applicable laws, regulations, policies and procedures, including those required by LifePoint Hospitals' corporate integrity agreement; (iv) the ability to manage healthcare risks, including malpractice litigation, and the lack of state and federal tort reform; (v) the availability, cost and terms of insurance coverage; (vi) the highly competitive nature of the healthcare business, including the competition to recruit and retain physicians and other healthcare professionals; (vii) the ability to attract and retain qualified management and personnel; (viii) the geographic concentration of LifePoint Hospitals' operations; (ix) changes in the Company's operating or expansion strategy; (x) the ability to operate and integrate newly acquired facilities successfully; (xi) the availability and terms of capital to fund LifePoint Hospitals' business strategies; (xii) changes in LifePoint Hospitals' liquidity or the amount or terms of its indebtedness and in its credit ratings;
(xiii) the potential adverse impact of government investigations and litigation involving the business practices of healthcare providers, including whistleblowers investigations; (xiv) changes in or interpretations of generally accepted accounting principles or practices; (xv) volatility in the market value of LifePoint Hospitals' common stock; (xvi) changes in general economic conditions in the markets LifePoint Hospitals serves; (xvii) LifePoint Hospitals' reliance on information technology systems maintained by HCA Inc.; (xviii) the costs of complying with the Americans with Disabilities Act; (xix) possible adverse rulings, judgments, settlements and other outcomes of pending litigation; and (xx) those risks and uncertainties described from time to time in LifePoint Hospitals' filings with the Securities and Exchange Commission. Therefore, LifePoint Hospitals' future results may differ materially from those described in this release. LifePoint Hospitals undertakes no obligation to update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

    All references to "LifePoint Hospitals" as used throughout this release refer to LifePoint Hospitals, Inc. and its subsidiaries.



                       LIFEPOINT HOSPITALS, INC.
       UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
             Dollars in millions, except per share amounts

                                           Three Months Ended
                                                March 31,
                                   ----------------------------------
                                         2006              2005
                                   ----------------  ----------------
                                   Amount    Ratio   Amount    Ratio
                                   -------  -------  -------  -------
Revenues                            $589.6    100.0%  $272.0    100.0%
Salaries and benefits                231.1     39.2    109.6     40.4
Supplies                              82.7     14.0     35.9     13.2
Other operating expenses              95.7     16.2     44.8     16.4
Provision for doubtful accounts       68.4     11.6     22.9      8.4
Depreciation and amortization         31.9      5.5     13.2      4.8
Interest expense, net                 23.2      3.9      2.4      0.9
                                   -------  -------  -------  -------
                                     533.0     90.4    228.8     84.1
                                   -------  -------  -------  -------
Income from continuing operations
 before minority interests and
 income taxes                         56.6      9.6     43.2     15.9
Minority interests in earnings
 of consolidated entities              0.3       --      0.3      0.1
                                   -------  -------  -------  -------
Income from continuing operations
 before income taxes                  56.3      9.6     42.9     15.8
Provision for income taxes            22.5      3.9     17.1      6.3
                                   -------  -------  -------  -------
Income from continuing operations     33.8      5.7     25.8      9.5

Discontinued operations,
 net of income taxes:
  Income (loss) from
  discontinued operations             (0.2)      --      0.8      0.3
 Gain (loss) on sale of hospital       3.8      0.6     (0.8)    (0.3)
                                   -------  -------  -------  -------
 Income from
  discontinued operations              3.6      0.6       --       --

Cumulative effect of change
 in accounting principle,
 net of income taxes                   0.7      0.2       --       --
                                   -------  -------  -------  -------

Net income                           $38.1      6.5%   $25.8      9.5%
                                   =======  =======  =======  =======

Basic earnings per share:
 Continuing operations               $0.61             $0.68
 Discontinued operations              0.07                --
 Cumulative effect of change in
  accounting principle                0.01                --
                                   -------           -------

 Net income                          $0.69             $0.68
                                   =======           =======

Diluted earnings per share:
 Continuing operations               $0.60             $0.63
 Discontinued operations              0.07                --
 Cumulative effect of change
  in accounting principle             0.01                --
                                   -------           -------

   Net income                        $0.68             $0.63
                                   =======           =======

                       LIFEPOINT HOSPITALS, INC.
            UNAUDITED EARNINGS (LOSS) PER SHARE CALCULATION
       Dollars and shares in millions, except per share amounts

                                                   Three Months Ended
                                                        March 31,
                                                   ------------------
                                                     2006      2005
                                                   --------  --------

Income from continuing operations                     $33.8     $25.8
Add: Interest on convertible notes,
      net of income taxes                                --       1.7
                                                   --------  --------
Adjusted income from continuing operations             33.8      27.5
Income from discontinued operations,
 net of income taxes                                    3.6        --
Cumulative effect of change in accounting
 principle, net of income taxes                         0.7        --
                                                   --------  --------

                                                      $38.1     $27.5
                                                   ========  ========

Basic weighted average number of shares                55.5      37.8
Add: Shares for conversion of convertible notes          --       4.7
       Other share equivalents                          0.6       0.9
                                                   --------  --------
Diluted weighted average number
 of shares and equivalents                             56.1      43.4
                                                   ========  ========

Basic earnings (loss) per share:
 Continuing operations                                $0.61     $0.68
 Discontinued operations:
  Income from discontinued operations                   --       0.02
  Gain (loss) on sale of hospital                      0.07     (0.02)
                                                   --------  --------
  Income from discontinued operations                  0.07        --

 Cumulative effect of change in
  accounting principle                                 0.01        --
                                                   --------  --------

 Net income                                           $0.69     $0.68
                                                   ========  ========

Diluted earnings (loss) per share:
 Continuing operations                                $0.60     $0.63
 Discontinued operations:
  Income from discontinued operations                    --      0.02
  Gain (loss) on sale of hospital                      0.07     (0.02)
                                                   --------  --------
  Income from discontinued operations                  0.07       --

 Cumulative effect of change in
  accounting principle                                 0.01       --
                                                   --------  --------

 Net income                                           $0.68     $0.63
                                                   ========  ========

                       LIFEPOINT HOSPITALS, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                              In millions

                                                   March 31, Dec. 31,
                                                     2006      2005
                                                   --------  --------
                                ASSETS            (Unaudited)   (1)

Current assets:
 Cash and cash equivalents                            $53.1     $30.4
 Accounts receivable, less allowances for doubtful
  accounts of $261.5 and $252.9 at March 31, 2006
  and December 31, 2005, respectively                 264.1     256.8
 Inventories                                           57.1      56.9
 Assets held for sale                                  10.0      22.0
 Prepaid expenses                                      11.7      12.0
 Deferred tax assets                                   50.2      44.2
 Other current assets                                  13.8      11.0
                                                   --------  --------
                                                      460.0     433.3
Property and equipment:
 Land                                                  70.8      64.4
 Buildings and improvements                         1,023.5     986.9
 Equipment                                            528.5     540.3
 Construction in progress                              59.6      77.8
                                                   --------  --------
                                                    1,682.4   1,669.4
 Accumulated depreciation                            (402.3)   (373.1)
                                                   --------  --------
                                                    1,280.1   1,296.3

Deferred loan costs, net                               34.5      35.4
Intangible assets, net                                  6.9       4.2
Other                                                   5.8       5.5
Goodwill                                            1,478.7   1,449.9
                                                   --------  --------
                                                   $3,266.0  $3,224.6
                                                   ========  ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable                                     $75.8     $85.6
 Accrued salaries                                      55.5      58.7
 Other current liabilities                             91.9      85.3
 Current maturities of long-term debt                   0.5       0.5
                                                   --------  --------
                                                      223.7     230.1

Long-term debt                                      1,515.7   1,515.8
Deferred income taxes                                 125.0     124.0
Professional and general liability claims
 and other liabilities                                 62.6      60.3

Minority interests in equity of
 consolidated entities                                  6.6       6.6

Stockholders' equity:
 Preferred stock                                         --        --
 Common stock                                           0.6       0.6
 Capital in excess of par value                     1,027.9   1,053.1
 Unearned ESOP compensation                            (9.0)     (9.7)
 Unearned compensation on non-vested stock               --     (31.0)
 Retained earnings                                    312.9     274.8
                                                   --------  --------
                                                    1,332.4   1,287.8
                                                   --------  --------
                                                   $3,266.0  $3,224.6
                                                   ========  ========

(1) Derived from audited financial statements.

                       LIFEPOINT HOSPITALS, INC.
       UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                              In millions

                                                   Three Months Ended
                                                        March 31,
                                                   ------------------
                                                     2006      2005
                                                   --------  --------
Cash flows from operating activities:
 Net income                                           $38.1     $25.8
 Adjustments to reconcile net income to net cash
  provided by operating activities:
   Income from discontinued operations                 (3.6)       --
   Cumulative effect of change in accounting
    principle, net of income taxes                     (0.7)       --
   Stock-based compensation                             3.2       0.5
   ESOP expense (non-cash portion)                      2.4       2.6
   Depreciation and amortization                       31.9      13.2
   Amortization of deferred loan costs                  1.3       0.4
   Minority interests in earnings
    of consolidated entities                            0.3       0.3
   Deferred income taxes (benefit)                     (3.1)      0.9
   Reserve for professional and general
    liability claims, net                               1.8       0.4
   Excess tax benefits from employee stock plans         --       2.3
   Increase (decrease) in cash from operating
    assets and liabilities, net of effects from
    acquisitions and divestitures:
     Accounts receivable                               (9.4)     (4.8)
     Inventories and other current assets              (3.2)      2.9
     Accounts payable and accrued expenses            (16.6)      2.5
     Income taxes payable                              12.7      14.1
 Other                                                  0.5      (0.1)
                                                   --------  --------
     Net cash provided by operating
      activities - continuing operations               55.6      61.0
     Net cash (used in) provided by operating
      activities - discontinued operations             (0.4)      0.1
                                                   --------  --------
     Net cash provided by operating activities         55.2      61.1
                                                   --------  --------

Cash flows from investing activities:
 Purchase of property and equipment                   (50.1)    (27.1)
 Acquisitions, net of cash acquired                    (3.5)     (2.0)
 Other                                                 (0.3)     (0.4)
                                                   --------  --------
     Net cash used in investing
      activities - continuing operations              (53.9)    (29.5)
     Net cash provided by investing
      activities - discontinued operations
      (Proceeds from sale of hospitals)                19.9      32.5
                                                   --------  --------
     Net cash (used in) provided by
      investing activities                            (34.0)      3.0
                                                   --------  --------

Cash flows from financing activities:
 Proceeds from borrowings                              10.0        --
 Payments of borrowings                               (10.0)       --
 Proceeds from exercise of stock options                0.3      10.6
 Proceeds from employee stock purchase plans            1.7       0.8
 Other                                                 (0.5)      0.1
                                                   --------  --------
     Net cash provided by financing activities          1.5      11.5

Change in cash and cash equivalents                    22.7      75.6
Cash and cash equivalents at beginning of period       30.4      18.6
                                                   --------  --------
Cash and cash equivalents at end of period            $53.1     $94.2
                                                   ========  ========

Supplemental disclosure of cash flow information:
 Interest payments                                    $25.1      $0.5
                                                   ========  ========
 Capitalized interest                                  $0.1      $0.4
                                                   ========  ========
 Income taxes paid, net                               $12.7      $0.6
                                                   ========  ========

                       LIFEPOINT HOSPITALS, INC.
                         UNAUDITED STATISTICS

                                              Three Months Ended
                                                   March 31,
                                         ----------------------------
                                                                 %
                                           2006      2005     Change
                                         --------  --------  --------
Continuing Operations: (1)
Number of hospitals at end of period           49        28      75.0%
Admissions                                 47,842    25,444      88.0
Equivalent admissions (2)                  91,235    48,852      86.8
Licensed beds at end of period              5,220     2,625      98.9
Weighted average licensed beds              5,255     2,625     100.2
Revenues ($ in millions)                   $589.6    $272.0     116.8
Revenues per equivalent admission          $6,463    $5,560      16.2
Outpatient factor (2)                        1.91      1.92      (0.5)
Emergency room visits                     204,913   110,114      86.1
Inpatient surgeries                        13,534     6,596     105.2
Outpatient surgeries                       34,018    19,197      77.2
Average daily census                        2,295     1,157      98.4
Average length of stay                        4.3       4.1       4.9
Medicare case mix index                      1.24      1.19       4.2

Same-Hospital: (3)
Number of hospitals at end of period           28        28    --
Admissions                                 24,355    25,444      (4.3)
Equivalent admissions (2)                  47,224    48,852      (3.3)
Licensed beds at end of period              2,619     2,625      (0.2)
Weighted average licensed beds              2,619     2,625      (0.2)
Revenues ($ in millions)                   $282.2    $271.6       3.9
Revenues per equivalent admission          $5,975    $5,560       7.5
Outpatient factor (2)                        1.94      1.92       1.0
Emergency room visits                     106,968   110,114      (2.9)
Inpatient surgeries                         6,681     6,596       1.3
Outpatient surgeries                       18,310    19,197      (4.6)
Average daily census                        1,149     1,157      (0.7)
Average length of stay                        4.2       4.1       2.4
Medicare case mix index                      1.22      1.19       2.5

(1) Continuing operations excludes the operations of hospitals that the Company classifies as discontinued operations.

(2) Management and investors use equivalent admissions as a general measure of combined inpatient and outpatient volume. Equivalent admissions is computed by multiplying admissions (inpatient volumes) by the outpatient factor (the sum of gross inpatient revenue and gross outpatient revenue divided by gross inpatient revenue). The equivalent admissions computation "equates" outpatient revenue to the volume measure (admissions) used to measure inpatient volume resulting in a general measure of combined inpatient and outpatient volume.

(3) Same-hospital information includes 28 hospitals operated throughout both periods and excludes the operations of hospitals that the Company acquired or sold after January 1, 2005.


                       LIFEPOINT HOSPITALS, INC.
                  UNAUDITED SUPPLEMENTAL INFORMATION
                          Dollars in millions

Adjusted EBITDA is defined as earnings before depreciation and amortization, interest expense, minority interests in earnings of consolidated entities, income taxes, discontinued operations and cumulative effect of change in accounting principle, net of income taxes. Our management and Board of Directors use adjusted EBITDA to evaluate our operating performance and as a measure of performance for incentive compensation purposes. Our credit facilities use adjusted EBITDA for numerous financial covenants. We believe adjusted EBITDA is a measure of performance used by some investors, equity analysts and others to make informed investment decisions. In addition, multiples of current or projected adjusted EBITDA are used to estimate current or prospective enterprise value. Adjusted EBITDA should not be considered as a measure of financial performance under U.S. generally accepted accounting principles, and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Because adjusted EBITDA is not a measurement determined in accordance with U.S. generally accepted accounting principles and is susceptible to varying calculations, adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

During the first quarter of 2006, the Company reclassified its ESOP expense into salaries and benefits expense due to its ESOP expense now partially consisting of cash payments. ESOP expense for all prior periods has been reclassified to conform to the 2006 presentation.

                                          Three Months Ended
                                                March 31,
                                   ----------------------------------
                                         2006              2005
                                   ----------------  ----------------
                                   Amount    Ratio   Amount    Ratio
                                   -------  -------  -------  -------
Revenues                            $589.6    100.0%  $272.0    100.0%

Salaries and benefits                231.1     39.2    109.6     40.4
Supplies                              82.7     14.0     35.9     13.2
Other operating expenses              95.7     16.2     44.8     16.4
Provision for doubtful accounts       68.4     11.6     22.9      8.4
                                   -------  -------  -------  -------
                                     477.9     81.0    213.2     78.4
                                   -------  -------  -------  -------
Adjusted EBITDA                     $111.7     19.0%   $58.8     21.6%
                                   =======  =======  =======  =======

The following table reconciles adjusted EBITDA as presented above to net income as reflected in the unaudited condensed consolidated statements of operations:

                                                   Three Months Ended
                                                        March 31,
                                                   ------------------
                                                     2006      2005
                                                   --------  --------
Adjusted EBITDA                                      $111.7     $58.8

Less:
 Depreciation and amortization                         31.9      13.2
 Interest expense, net                                 23.2       2.4
 Minority interests in earnings
  of consolidated entities                              0.3       0.3
 Provision for income taxes                            22.5      17.1
 Income from discontinued operations                   (3.6)       --
 Cumulative effect of change in
  accounting principle, net of income taxes            (0.7)       --
                                                   --------  --------
Net income                                            $38.1     $25.8
                                                   ========  ========




    CONTACT: LifePoint Hospitals, Inc., Brentwood
             Michael J. Culotta, 615-372-8512